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                             Penn Series Funds, Inc.
                       Supplement dated November 17, 2000
                       to the prospectus dated May 1, 2000


Under the heading "Investment Adviser" on page 32 of the prospectus, the following should replace the third paragraph:

         Nils L. Berglund, Vice President of Independence Capital Management, Inc. and Richardson T. Merriman, Senior Vice President of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. Merriman has been responsible for management of the Growth Equity Fund since 1995, assisted by Mr. Berglund. In addition to serving as officers of Independence Capital Management, Inc., Messrs. Merriman and Berglund serve as President and Senior Vice President, respectively, of The Pennsylvania Trust Company.

         JoAnne T. Fredericks and George C. McFarland, Jr., Vice Presidents of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Growth and Income Fund. Ms. Fredericks has also served as Senior Vice President of The Pennsylvania Trust Company since April, 2000 and prior thereto, was Senior Vice President at First Investment Advisors, a division of First Union Bank. Mr. McFarland has also served as Vice President of The Pennsylvania Trust Company since April 1998 and prior thereto, was an attorney at High, Swartz, Roberts & Seidel LLP.

Under the caption "Neuberger Berman Management Inc." on page 34 of the prospectus, the following should replace the second paragraph:

         Robert I. Gendelman is primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. Mr. Gendelman is a Vice President of Neuberger Berman and is a Managing Director of Neuberger Berman, LLC. Mr. Gendelman has been a portfolio manager with Neuberger Berman since 1994.



               Please retain this supplement for future reference.